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                                                                      EXHIBIT 11


               [LETTERHEAD OF ARTHUR ANDERSEN LLP APPEARS HERE]




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report dated June 24, 1998 included in Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A of The Nevis Fund, Inc. (File
No. 333-47467), and to all references to our firm included in this registration statement.


                                         /s/ Arthur Andersen LLP


Philadelphia, PA
  June 24, 1998